Exhibit 7.1

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”), the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of KLX Energy Services Holdings, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement (this “Agreement”) as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 6th day of October 2026.

Cross Ocean GSS Master Fund LP

/s/ Matthew Rymer
By (Signature)

Authorized Signatory
By (Name/Title)

October 6, 2026
Date

Cross Ocean Partners Management LP

/s/ Matthew Rymer
By (Signature)

Chief Operating Officer, General Counsel & Chief Compliance Officer
By (Name/Title)

October 6, 2026
Date

Cross Ocean Partners Management GP LLC

/s/ Graham C. Goldsmith
By (Signature)

Member
By (Name/Title)

October 6, 2026
Date

GG Managers LLC

/s/ Graham C. Goldsmith
By (Signature)

Member
By (Name/Title)

October 6, 2026
Date

Graham C. Goldsmith

/s/ Graham C. Goldsmith
By (Signature)

Self
By (Name/Title)

October 6, 2026
Date